Exhibit 99.1

GMX RESOURCES INC. www.gmxresources.com NASDAQ Global Select Market GMXR The date of these presentation materials is August 23, 2007 v01 Non-Deal Road Show New Orleans - August 28 & 29, 2007

Certain Reserve Information Forward Looking Statements This presentation includes certain statements that may be deemed to be "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than statements of historical facts, included in this presentation that address activities, events or developments that the company expects, believes or anticipates will or may occur in the future are forward-looking statements. They include statements regarding the company's financing plans and objectives, drilling plans and objectives, related exploration and development costs, number and location of planned wells, reserve estimates and values, statements regarding the quality of the company's properties and potential reserve and production levels. These statements are based on certain assumptions and analysis made by the company in light of its experience and perception of historical trends, current conditions, expected future developments, and other factors it believes appropriate in the circumstances, including the assumption that there will be no material change in the operating environment for the company's properties. Such statements are subject to a number of risks, including but not limited to commodity price risks, drilling and production risks, risks relating to the company's ability to obtain financing for its planned activities, risks related to weather and unforeseen events, governmental regulatory risks and other risks, many of which are beyond the control of the company. Reference is made to the company's reports filed with the Securities and Exchange Commission for a more detailed disclosure of the risks. For all these reasons, actual results or developments may differ materially from those projected in the forward-looking statements. Drilling Schedule Statement The drilling schedules in this presentation have been prepared based on our current understanding of PVOG's current plans as well as our own and is subject to change based on numerous factors, including changes in PVOG plans, drilling results, equipment availability, weather conditions and other factors. It also assumes that GMX has financial capacity in sufficient amounts to pay its share of costs. Accordingly, there is no assurance that the drilling schedule will occur as projected. GMX does not plan to commit to drilling of any well unless favorable conditions exist and it has the resources available for payment of costs. The Securities and Exchange Commission has generally permitted oil and gas companies, in their filings with the SEC, to disclose only proved reserves that a company has demonstrated by actual production or conclusive formation tests to be economically and legally producible under existing economic and operating conditions. We use the terms "probable" and "possible" reserves, reserve "potential" or "upside" or other descriptions of volumes of reserves potentially recoverable through additional drilling or recovery techniques that the SEC's guidelines may prohibit us from including in filings with the SEC. These estimates are by their nature more speculative than estimates of proved reserves and accordingly are subject to substantially greater risk of being actually realized by the company. Information referenced from research reports has been prepared by independent third parties and not the Company. By including this information, the Company does not endorse or adopt the information and does not accept responsibility for its accuracy or completeness. Research Reports

GMX RESOURCES INC. GMXR NASDAQ GM

Rapidly Growing "Pure Play" E&P Co.

8 Rigs Drilling Cotton Valley Gas Resource Play, Sabine Uplift, E. TX

High Quality Unconventional Resources; Cotton Valley Tight Sands; 716 gross / 419 net CV Locations [(1)]; 185 gross/97 net CV Wells; 23% Drilled! Development: 4 Yrs. 40 A./8 Yrs. 20 A. Multiple Targets; Travis Peak/Pettit 30 gross/26 net wells; Bossier Gas Shale.



TEXAS
LOUISIANA
Harrison
Bossier
Caddo
Gregg
Smith
Rusk
Panola
Cherokee
De Soto
Repeatable
Organic Growth
0
34,278
FEET
Eagleford
Subclarksville
Woodbine
Paluxy
Henderson
Rodessa
James
Pettit
Travis Peak
Cotton Valley

* Production data from IHS Dwights, February 2007.

(1) YE06 locations 40 acre density total; includes unit leasing & unitization

(1) Actual Production 1H07 & Company Guidance (2) YE06 Proved Reserves prepared by MHA Petroleum Consultants, Inc. in association with Sproule Associates, Inc. Production Bcfe 0 Rigs 0 -2 Rigs 1 -4 Rigs 4 -8 Rigs 7-8 Rigs Low Risk Resource - Sabine Uplift Daily Avg. / Qtr. 59% Operated Production Mcfe/d Actual 1H07 Production Guidance New Guidance Actual Beats Guidance

Steady Organic Growth Natural Gas (1) (1) 3Q07 & YE07 are Company estimates Production Growth / Qtr. Actual Beats Guidance New Guidance #1 Focus!!

Building Shareholder Value (1) Sproule Associates, Inc. 12/31/04 & 12/31/05 (2) YE06 Proved Reserves prepared by MHA Petroleum Consultants, Inc. in association with Sproule Associates, Inc. Reserve Growth BCFE Analyst Average

(1) 2007 are Company estimates based on past rig performance, estimated prices and existing contracts. (2) This counts wells which have been drilled and may not yet have been completed 100% CAPEX for Drill Bit Growth! (1) 59% Operated Production

CAPEX Funding 2007 (1) Capital expenditures may increase or decrease depending on commodity prices, service companies costs and number of wells drilled. (2) Reflects net proceeds of $65.5 million from 2 million share common stock offering on February 7, 2007. (3) On July 31, 2007, established $30 mm note secured with 2nd lien on Company assets. (4) Bank debt at 1/1/07 was $40 mm, current line is $62 mm, year-end estimated to be $72 mm. Balance Sheet Summary Financial & CAPEX Highlights

9 (1) NFG omitted $22.50 (2) Omitted WLL $84.00, MMR $15 $ / MCFE GMXR 2nd Best 5 Yr. Avg. $ / MCFE GMXR 3rd Best 2006 GMXR #1 5 Yr. Avg. GMXR #1 5 Yr. Avg. GMXR's 5 Yr. & 2006 Economic Performance Comparisons GMXR #2 Highest 2006 GMXR 2nd Best 5 Year Average Year-End Reserves to Production Ratio GMXR #1 2006 Source: Howard Weil 2006 Reserve and Finding Cost Study Definitions All Sources = Total Cost Incurred / Total Reserve Additions Drilling = Land Acquisition Costs + Explorations + Development / Drilling Reserve Additions Drilling & Revision = Land Acquisition Costs + Exploration + Development / (Drilling Reserve Additions + Revisions to Reserves) Acquisitions = Reserve Acquisition Costs / Reserve Acquisition Additions Full Cycle Economics = Cash Flow / All-Sources Finding Cost Years All Sources F&D Cost 5 Year Avg. (1) All Sources F&D Cost 2006 MCFE (2) Reserve Replacement 5 Year Avg. % of Total Cost Incurred for O&G Dev. % of Total Cost Incurred for O&G Dev. Full Cycle Economics

2Q07 & 1H07 Financial Results * DCF = Discretionary Cash Flow

2007 Drilling Plan & Update (1) Carthage North GMXR / PVA Joint Venture Map as of August 21, 2007. CV wells only. Wells < 8500' omitted. (1) Company internal estimates; Schedule dependant upon rig efficiency. Number of wells to be drilled in all areas are estimated. Net ownership of wells will increase by leasing & unitization. Wells assume 30 days spud to spud for vertical conventional rigs UCV; 15 days spud to spud for flex rigs & 30-45 days spud to spud for horizontal wells, updated 7/12/07. JV 30% Area - GMXR 30% WI Vertical Program Drill 36 gross / 11 net Vertical UCV Wells Drill 2 gross/.6 net Travis Peak Twins YTD 25 gross/ 7.5 net Vertical UCV Wells Total 96 gross / 28.3 net GMXR 100% Area - 100% WI Vertical Program Drill 28 gross & net Vertical UCV Wells Drill 5 Travis Peak Twins YTD 22 gross & net Total 51 gross & net JV 50% Area - GMXR 50% WI Vertical Program Drill 42 gross / 21 net Vertical UCV Wells Drill 2 gross/1 net Horizontal UCV&LCV Drill 4 gross /2 net Travis Peak Twins YTD 25 gross / 12.3 net Total 38 gross / 18.3 net CV Gas Well GMXR 100% Acreage JV 50% Area PVA / GMXR 4 - 20 Acre Tests PVA / GMXR 4 - 20 Acre Tests 2007 GMXR Plan 6 - 20 Acre Tests 1st 20 Acre Pilot No impact on offsets Production normal Harrison Panola Texas

(1) YE06 Proved Reserves prepared by MHA Petroleum Consultants, Inc. in association with Sproule Associates, Inc. PUDS: CVS 264 gross / 160 net 176 BCFE 2:1 Producers. 9 TP/P gross & net 5 BCFE. 60% GMXR Operated. (2) 07/12/07 Company internal projections EUR for 80s & 40s are the same. Probable CVS 333 gross / 203 net (40 Acres). (3) 20 Acre Downspacing CVS 716 gross / 419 net ~ 31% of gas-in-place - GMX Internal Calculations. (4) 7-10% of gas-in-place as measured by open hole logging suite. (5) Reserves & potential are un-risked, undiscounted and mostly un-drilled and require 100's of $ millions to develop. Growth for the Future: Reserves & Potential (5) UCV 20 A. Downspacing (3) Additional Potential Upside 30% 31 mcfe / share 2006 Proved Reserves (1) 19% 19 mcfe / share UCV & Travis Peak / Pettit (2) Low-Risk Probable 32% 33 mcfe / share LCV Bossier / Haynesville (4) 3P Possible 19% 19 mcfe / share Delineated Potential for the Shareholder ~ 102 mcfe / share

* Production data from IHS Dwights, February 2007 Harrison County Cotton Valley Sands * 1088 Active Wells 1957 Jan. (50 Yrs Old); Shelby Opr. Inc. A.G. Birdwell #2 API 42-203-01587; 2.35 BCFE 22 Wells Over 30 Yrs Old Cotton Valley 20 Acre Development & Regional Production Harrison County Cotton Valley Sands * 498 Wells 9 - 50 Yrs Old Production Average to Date: 1.14 BCFE - Still Increasing 144 Wells Have Produced from 1.3 BCFE - 9.6 BCFE East Texas Smith Cherokee Gregg Rusk Harrison Panola Caddo Bossier De Soto Cotton Valley Well GMXR Area 20 Acre Downspacing

Average 1.14 bcfe - Still Producing @ 83 mcfgpd! (1) (1) Chart of cumulative production data as of November 2006 from IHS Dwights. (2) Average calculated based on group of wells above, future 10 yr. production calculated based on 2% linear decline. Harrison County, All CVS Wells > 9 Yrs Old

=> 30 Yrs Old 1/55 - 3/77 20-29 Yrs Old 4/77 - 3/87 Average 1.2 bcfe - Still Producing! (1) 72 mcfgpd 2% 10 Yr. Avg. Linear Decline 9-19 Yrs Old 4/87 - 12/98 Average 1.1 bcfe - Still Producing! (1) 89 mcfgpd 2% 10 Yr. Avg. Linear Decline 9 - 50 Yrs Old 1/55 - 12/98 Average 1.1 bcfe - Still Producing! (1) 83 mcfgpd Average .94 bcfe - Still Producing! (1) 65 mcfgpd 1% 10 Yr. Avg. Linear Decline (1) Chart Production data from IHS Dwights, November 2006. Harrison County, All CVS Wells

(1) Production data are CVS Wells from Completions during 2004 - Mar. 13, 2007, 24 hours days only & exclude partial days and shut ins. (2) YE06 Proved Reserves prepared by MHA Petroleum Consultants, Inc. in association with Sproule Associates, Inc. Vertical Wells Only (3) Internal estimates, work in progress one square mile Daily Production Data for CVS Wells completed in 2004 - Mar. 2007 (4) YE06 Proved Reserves prepared by MHA Petroleum Consultants, Inc. in association with Sproule Associates, Inc. Sproule Associates, Inc. 12/31/01 - 12/31/05. CVS EUR YE06 (2) 104 CVS Production Histories with CVS Average Curve Gas Recovery Per Layer Per 640 Acres (M2) (3) UCV: Gas in Place per 640 Acres 60 BCFE Gas Recoverable per 640 Acres 42 BCFE (e70%) LCV: Gas in Place per 640 Acres 100 BCFE Gas Recoverable per 640 Acres 8 BCFE (e8%) Total CVS Wells YE Estimates for CVS Reserves have increased for 6 Consecutive Years Due to Production Performance YE Proved Reserves EUR Average per CVS Well (4) GMXR Operated Wells PVOG Operated Wells CVS EUR YE06 (2) MCFEPD Carthage, North JV & 100% Areas 104 CVS Wells 1st 90 Days Production (1) GMXR 100% Area Average Daily Production JV & 100% Area Average Daily Production

* Production data from IHS Dwights, February 2007 East Texas Smith Cherokee Gregg Rusk Harrison Panola Caddo Bossier De Soto Harrison County Travis Peak / Pettit * 1,460 Active Producers Oldest Producer 12/3/1924 Lake PG Inc. Bryson #B-1 API 42-203-01373 1939 - 1941 Nine DVN Wells Devon Energy Product Jim Davis #1 API 42-203-01153 292 Wells 50 Yrs - 83 Yrs 288 Wells 30 Yrs - 49 Yrs Harrison County Travis Peak / Pettit * Average Production to Date 1.21 BCFE - Still Producing! 30-83 Year Old Lives So Far Travis Peak, Pettit & Other Shallow Production

Pure Play Gas Farming Stats Performance (1) See definition in Glossary of Terms for F&D Costs. EUR Estimated by MHA Petroleum Consultants in association with Sproule Associates, Inc. CWC are company actual costs for 1H07. Net revenue avg. is 81%. Travis Peak / Pettit EUR based on 2007 drilling results & avg. CUM in Harrison Co.

10,000 mcfgpd Nat Gas Production Hedged thru 2008 @ $7.51 MMBTU "HSC" ~ NYMEX $8 5,000 bbls/month Oil Production Hedged from Sept. 1, 2007 - Dec. 31, 2008 @ $70 per bbl $8.00 Natural Gas Hedge 100,000 MMBTU per Month, Houston Ship Channel thru July 2007 $7.46 Natural Gas Hedge 200,000 MMBTU per Month, Houston Ship Channel thru December 2008 $7.60 Natural Gas Hedge 100,000 MMBTU per Month, HSC August 2007 thru December 2008 More Hedging Possible 22 mmcfepd Net Production 8/18/07 - 7 Day Average 6 - 20 Acre Pilot Tests Planned by GMXR in 2007 1st 20 Acre Pilot Well; 24 Hr. I.P. 1,861 mcfepd No effect on production of immediate offsets Production continues to be normal 5-10 20 Acre Pilot Tests Planned 2H07 by PVA / GMXR Recent Developments and Plans 20 Acre Development in Area by: GDP, HK/KCS, Devon & XTO 20 Acre Optional Drilling Units for Carthage North Field - Final Order Issued

(1) "DBD" Diamond Blue Drilling Co. wholly owned subsidiary of GMXR. (2) Endeavor Pipeline wholly owned subsidiary of GMXR. (3) From well head to delivery points within all 3 AMIs Land Office Marshall, TX; 40 Land & Title Personnel Net Revenue 75% - 83.3% NRI (most NRI >= 80%) Carthage North Field Office Marshall, TX Land Office YE06 95 miles of Pipelines & 24 miles of ROW in 100% Area; High & Low Pressure, Gas Lift Gas & Disposal Lines (2) YE07 Expansion 15 miles Pipelines & 4 miles of ROW Field Office 12,000 sq. ft. & 40 Acres Yard; 166 Acres Owned

East Texas Smith Cherokee Gregg Rusk Harrison Panola Caddo Bossier De Soto Map depicts all wells, all depths. Production data from IHS Dwights, February 2007 GMXR's Cotton Valley Neighbors Past 2 Years (1) 123 M&A Transactions East Texas Total Value $15.5 Billion (1) Source: Jefferies Randall & Dewey 6/07

High Quality Resource Plays Valuation Metrics (1) (1) Metrics obtained from Company press releases, company conference calls & analyst's reports

Note: Based on 6/30/07 balance sheet information of growth E&P companies with similar resource assets. Data source: CapitalIQ, reserves from company press releases. For GMXR EV = current market cap as of 8/23/07 + (preferred stock + debt - cash & short term investments as of 6/30/07). Current market cap of peer group is based on Nasdaq closing stock prices as of August 23, 2007. Enterprise Value / 2006 Proved Reserves Mcfe Average = $4.14 High Growth E&P Peer Group $2.00 YE06 258 BCFE GMXR Catalysts: % Proved Dev. Reserves

(1) Nasdaq as of August 23, 2007. (2) YE06 Proved Reserves prepared by MHA Petroleum Consultants, Inc. in association with Sproule Associates, Inc. (3) Ken Kenworthy, Jr. and wife own 11.4% of common stock when combined. (4) Enterprise Value = current market cap + (preferred stock [$50mm] + debt - cash & short term investments). (5) Gives effect to sale of 2 million shares of common stock on Feb. 1, 2007. GMX RESOURCES INC. 'GMXR'

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